Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2024
Summary of Significant Accounting Policies [Abstract]
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation

The accompanying Consolidated Financial Statements of the Company include the financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”).

Significant accounting policies followed by the Company in the preparation of the accompanying Consolidated Financial Statements are summarized below.

Principles of consolidation

The accompanying Consolidated Financial Statements include the accounts of BitFuFu Inc. and its wholly-owned subsidiaries. All significant intercompany balances and transactions have been eliminated in consolidation.

A subsidiary is an entity in which the Company, directly or indirectly, controls more than one half of the voting power; has the power to appoint or remove the majority of the members of the board of directors (the “Board”); and to cast majority of votes at the meeting of the Board or to govern the financial and operating policies of the investee under a statute or agreement among the shareholders or equity holders.

Use of estimates

The preparation of the Consolidated Financial Statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, related disclosures of contingent assets and liabilities at the balance sheet date, and the reported revenue and expenses during the reported period in the Consolidated Financial Statements and accompanying notes. Significant accounting estimates reflected in the Company’s Consolidated Financial Statements mainly include, but are not limited to, standalone selling price of each distinct performance obligation in revenue recognition, useful lives and recoverability of long-lived assets, the realizability of deferred tax assets, valuation of the Warrants classified under Level 3 fair value hierarchy, measurement of digital assets, valuation and recognition of share-based compensation, the fair value of derivatives and other contingencies. Actual results could differ from those estimates.

Foreign currency

The Company’s reporting currency is the U.S. dollars. The functional currency of the Company and its subsidiaries which are incorporated in Cayman Islands, Singapore, United States, UAE and Hong Kong are in U.S. dollars. The determination of the respective functional currency is based on the criteria set out by ASC 830, Foreign Currency Matters.

Cash and cash equivalents

Cash and cash equivalents represent cash on hand, time deposits and highly liquid investments placed with banks or other financial institutions, which are unrestricted as to withdrawal and use, and which have original maturities of three months or less. As of December 31, 2024, the Company had cash and cash equivalents of approximately $38.20 million, of which $37.13 million was held in financial institutions in Singapore, $0.47 million and $0.58 million was held in financial institutions in the US and UAE, respectively. The Company maintains its cash and cash equivalents in the financial institutions, which, at times, may exceed regulated insured limits. The Company believes it is not exposed to significant credit risk on cash and cash equivalents.

Restricted cash and cash equivalents

The Company holds restricted cash deposits with financial institutions. The restricted deposits related to deposits payable to third parties under mining facility lease contracts located in the United States. These restricted balances were subsequently paid to the respective third party in January 2025.

The following is a reconciliation of cash, cash equivalents, and restricted cash and cash equivalents in the Consolidated Balance Sheets to the total of the amounts in the Consolidated Statements of Cash Flows:

	As of December 31,
	2024	2023	2022
Cash and cash equivalents	38,201	32,005	60,431
Restricted cash and cash equivalents	6,910	-	-
Total cash and cash equivalents, and restricted cash and cash equivalents	45,111	32,005	60,431

Accounts receivable, net

Accounts receivable consists of amounts due from customers of the cloud-mining business, mining equipment sales, and self-mining operations. The Company records accounts receivable at the invoiced amount less an allowance for any potentially uncollectable accounts under the current expected credit loss (“CECL”) impairment model and presents the net amount of the financial instrument expected to be collected. The CECL impairment model requires an estimate of expected credit losses, measured over the contractual life of an instrument, that considers many factors, including the age of the balance, collection history, secured and collaterals (if any), and forecasts of future economic conditions. Changes in the allowance for credit losses are recorded as credit loss expense (or reversal). The Company recorded the balance of allowances for CECL of approximately $0.32 million for both December 31, 2024 and December 31, 2023. For the years ended December 31, 2024 and 2023, the Company did not record any credit recoveries.

The Company offered credit periods to some customers of cloud mining services. The accounts receivable due from those customers were denominated in U.S. dollars, interest bearing and secured by pledging digital assets to the Company. The Company implements robust risk management practices to address potential credit risks associated with customer defaults, retaining the right to liquidate the pledged digital assets if customers fail to meet their obligations. The Company continuously and systematically monitors the fair value of the digital assets pledged as collateral against the outstanding obligations of customers for cloud mining services. If the value of a customer’s pledged digital assets falls below the required collateral level, the customer is obligated to deposit additional collaterals to the Company. Due to the collateral requirements the Company applies to such receivables, the Company’s process for collateral maintenance, and collateral held by the Company, the Company’s credit exposure is significantly limited and no allowance, write-offs or recoveries were recorded against could mining receivables. The Company would recognize credit losses on these receivables if there was a collateral shortfall and it is not reasonably expected that the customer will replenish such a shortfall, nor will repay the outstanding balance cover such shortfall.

Digital assets pledged by the customers to the Company were recorded in the Digital Assets on the Consolidated Balance Sheets, as the Company had obtained control of these pledged digital assets, including the rights to sell, re-pledge, or rehypothecate the collaterals. The liability to return the collateral digital assets was recorded accordingly on the Consolidated Balance Sheets (See discussion of accounting for “Obligation to Return Collateral Digital Assets” below).

Digital assets

Prior to the adoption of ASU 2023-08, digital assets are accounted for as indefinite lived intangible assets. They are presented as current assets within the consolidated balance sheets. An intangible asset with an indefinite useful life is not amortized but assessed for impairment whenever events or changes in circumstances occur indicating that it is more likely than not that the indefinite-lived asset is impaired. Impairment exists when the carrying amount exceeds its fair value, which is measured using the quoted price of the digital assets in the principal market at the time its fair value is being measured, and the Company recognized an impairment loss in an amount equal to that excess. To the extent an impairment loss is recognized, the loss establishes the new cost basis of the asset. Subsequent reversal of impairment losses is not permitted. The Company tracks its cost basis of digital assets in accordance with the first-in-first-out (“FIFO”) method of accounting.

Following the early adoption of Accounting Standards Update (“ASU”) 2023-08, Accounting for and Disclosure of Crypto Assets, since January 1, 2024, digital assets held at period end are recorded at fair value, and changes in fair value are recognized in Operating expense on the Consolidated Statements of Comprehensive Income.

Digital assets collateralized to the lender were reported as “Digital assets collateral receivable” and classified as short-term or long-term assets on the Consolidated Balance Sheets according to the maturity of the related loans for which the digital assets were pledged.

The Company primarily holds digital assets for long-term price appreciation and plans to sell them to support operations as needed. Purchases and sales of digital assets for fiat currency are classified as investing activities in the Company’s consolidated cash flow statements.

Digital assets held as collateral

Digital assets held as collateral from customers are initially recorded at cost and subsequently remeasured at fair value, with changes in fair value recognized in Operating expenses on the Consolidated Statements of Comprehensive Income. Fair value is determined using quoted digital asset prices from the Company’s principal market at the time of measurement. Digital assets held as collateral include those digital assets under the Company’s control and may exceed the required contractual amounts. These assets are derecognized from the Consolidated Balance Sheets when the collateral is returned to customers or when it is sold or rehypothecated. Gains and losses upon derecognition are calculated on a cost basis.

Borrowings and related collateral

Long-term loans

The Company borrowed loans from counterparties. The loans are denominated in U.S. dollars with fixed interest rates. Long-term loans are carried at amortized cost. Transaction costs are recorded as direct deductions from the related loan liabilities and amortized to interest expense using the effective interest method over the terms of the term loans. Interest expense on debt includes long-term loan interest expense, as well as amortization of debt issuance costs.

Loans are classified as non-current liabilities unless they are due within one year.

Digital assets collateral receivable

The Company enters into borrowing arrangements with institutions that require it to pledge certain digital assets as collateral and maintain a specified collateral ratio. When the lender obtains control or has the right to sell, pledge, or rehypothecate the collateral, the Company derecognizes the pledged digital assets and recognizes a receivable from the lender.

Digital assets pledged as collateral are initially measured at fair value on the date they are received. Subsequently, the fair value of the pledged collateral is reassessed periodically, with any changes in fair value recognized in the Company’s financial statements. Upon the Company’s full repayment of its obligations, the lender is obligated to return the same quantity and type of digital assets originally posted as collateral.

Digital assets pledged are classified as current or non-current based on the maturity of the term loan, which determines the expected release date. Changes in the fair value of the receivable are recorded in Operating expenses on the Consolidated Statements of Comprehensive Income.

The Company assessed the CECL on its digital asset collateralized receivables using the current expected credit loss impairment model. This model requires the Company to estimate expected credit losses over the contractual life of the financial instrument and to present the net amount expected to be collected.

In developing the CECL estimate, the Company considered various factors, including the age of the receivable balances, historical collection patterns, the existence and quality of collateral (such as digital assets), and forward-looking information regarding macroeconomic conditions. Any changes to the expected credit loss estimate are recorded as a credit loss expense or reversal in the income statement.

For the financial year, the Company did not record any allowance for CECL on the digital asset collateralized receivables.

Obligation to return collateral digital assets

The Company enters into lending arrangements with its cloud mining customers that require the customers to pledge crypto assets as collateral. The Company records such obligation to return collateral to the customers as “obligation to return collateral digital assets” on the Consolidated Balance Sheets.

Obligation to return collateral digital assets are initially measured at the fair value of the digital assets received (which becomes the Company’s cost basis) if the Company has the right to sell, pledge, or rehypothecate the collateral, and subsequently are remeasured at fair value at the end of each reporting period, with changes in fair value recognized in Consolidated Statement of Comprehensive Income.

The loan agreements with the customers stipulate that collateral shall be returned in the same type of asset originally provided by the Company assuming no defaults. The Company is not obligated to return collateral equal to the fair value of the borrowings if the customer defaults on its loans. Instead, the Company has the right to liquidate the collateral to cover outstanding obligations.

Obligation to return collateral to customers is in the form of digital assets and accounted for as a hybrid instrument, with a liability host contract that contains an embedded derivative based on the changes in fair value of the underlying digital asset. The gain or loss on remeasurement of the Obligation to return collateral is recorded in Operating expenses on the Consolidated Statements of Comprehensive Income.

Realized gain or loss on sale of digital assets

The Company accumulates Bitcoin mined through its self-mining operation and exchanges Bitcoin for fiat currencies at established cryptocurrency exchanges, such as Coinbase or Binance, to satisfy its working capital needs from time to time. The Company also receives other digital assets, such as Bitcoin (BTC), Ethereum (ETH), Bitcoin Cash (BCH) and Tether (USDT), as payments for its cloud mining service and hosting services. Digital assets that are received as service payments are converted into USDT and then U.S. dollars. The difference between the cost of the sold digital assets and the fair value of the digital assets received in exchange for fiat currency is recognized as Realized Gain on Sales of Digital Assets on the Consolidated Statements of Comprehensive Income. The Company recognizes realized gains or losses when digital assets are sold on an exchange for other digital assets, or for cash consideration using a first-in first-out method of accounting.

Equipment, net

Equipment is stated at cost less accumulated depreciation and impairment loss, if any. Equipment is depreciated at rates sufficient to write off their costs less impairment and residual value, if any, over their estimated useful lives (3-5 years) on a straight-line basis.

Impairment of long-lived assets other than goodwill

Long-lived assets are evaluated for impairment whenever events or changes in circumstances (such as a significant adverse change to market conditions that will impact the future use of the assets) indicate that the carrying amount may not be fully recoverable. When these events occur, the Company evaluates the impairment by comparing the carrying value of the assets to an estimate of future undiscounted cash flows expected to be generated from the use of the assets and their eventual disposition. If the sum of the expected future undiscounted cash flows is less than the carrying value of the assets, the Company recognizes an impairment loss based on the excess of the carrying value of the assets over the fair value of the assets. Fair value is determined through various valuation techniques including discounted cash flow models, quoted market values and third-party independent appraisals, as considered necessary.

For the year ended December 31, 2024, the Company recorded an impairment charge of approximately $8.08 million related to the miners purchased in 2022. The impairment in 2024 was primarily triggered by lower projected net cash flows from the mining equipment purchased in 2022, due to combination of market forces and price fluctuation in BTC. Accordingly, these conditions were identified as impairment indicators under the applicable accounting standards. No impairment loss was recorded for the year ended December 31, 2023.

Leases

The Company accounts for its leases under ASC 842, Leases. Under this guidance, arrangements meeting the definition of a lease are classified as operating or financing leases and are recorded on the Consolidated Balance Sheets as both a right of use asset and lease liability, calculated by discounting fixed lease payments over the lease term at the rate implicit in the lease or the Company’s incremental borrowing rate. Lease liabilities are increased by interest and reduced by payments each period, and the right of use asset is amortized over the lease term. For operating leases, interest on the lease liability and the amortization of the right of use asset result in straight-line rent expense over the lease term. Variable lease expenses, if any, are recorded when incurred. For leases with a term of 12 months or less, any fixed lease payments are recognized on a straight-line basis over the lease term and are not recognized on the Company’s Consolidated Balance Sheet as an accounting policy election.

As the lessee, there were no lease assets included on our Consolidated Balance Sheets for leased equipment as of December 31, 2024 and 2023, since all the leases of the Company are less than 12 months, and the Company employed the practical expedient for leases with terms for less than 12 months and did not account for such leases as right of use assets with corresponding lease obligations.

Warrants

The Company accounts for warrants as either equity-classified or liability-classified instruments based on an assessment of the warrant’s specific terms and applicable authoritative guidance in Financial Accounting Standards Board (“FASB”) ASC 480 “Distinguishing Liabilities from Equity” (“ASC 480”) and ASC 815, Derivatives and Hedging (“ASC 815”). The assessment considers whether the warrants are freestanding financial instruments pursuant to ASC 480, whether they meet the definition of a liability pursuant to ASC 480, and whether the warrants meet all of the requirements for equity classification under ASC 815, including whether the warrants are indexed to the Company’s own common stock and whether the warrant holders could potentially require “net cash settlement” in a circumstance outside of the Company’s control, among other conditions for equity classification. This assessment, which requires the use of judgment, is conducted at the time of warrant issuance and as of each subsequent quarterly period end date while the warrants are outstanding.

For issued or modified warrants that meet all of the criteria for equity classification, the warrants are required to be recorded as a component of equity at the time of issuance. The Company concluded that warrants issued pursuant to the Existing Warrant Agreement and Supplemental Warrant Agreement qualify for equity accounting treatment.

Fair value of financial instruments

Fair value is defined as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. When determining the fair value measurements for assets and liabilities required or permitted to be either recorded or disclosed at fair value, the Company considers the principal or most advantageous market in which it would transact, and it also considers assumptions that market participants would use when pricing the asset or liability.

Accounting guidance establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. A financial instrument’s categorization within the fair value hierarchy is based upon the lowest level of input that is significant to the fair value measurement. Accounting guidance establishes three levels of inputs that may be used to measure fair value:

Level 1 — Observable inputs that reflect quoted prices (unadjusted) for identical assets or liabilities in active markets.

Level 2 — Observable inputs other than Level 1 prices, for similar assets or liabilities that are directly or indirectly observable in the marketplace.

Level 3 — Unobservable inputs which are supported by little or no market activity and typically reflect management’s estimate of assumptions that market participants would use in pricing the asset or liability.

Financial assets and liabilities of the Company primarily consist of cash and cash equivalents, accounts receivable, deposits and other receivables, accounts payables, other payables, long-term loans and long-term payables. As of December 31, 2024 and 2023, the carrying values of these financial instruments approximated their fair values.

Contract liabilities

A contract liability is the Company’s obligation to transfer goods or services to a customer for which the Company has received consideration from the customer. Revenue for future goods or services reflected in this account are recognized, and the contract liability is reduced, as the Company subsequently satisfies the performance obligation under the contract. Contract liabilities primarily represent 1) cloud mining service fees prepaid by customers for which the relevant services have not been provided; 2) prepayment from customers for the Company’s sales of mining equipment for which the equipment has not been delivered.

The revenue recognized during the years ended December 31, 2024 and 2023 for the beginning balance of contract liabilities was $47.72 million and $6.44 million, respectively.

Revenue recognition

Revenue is recognized when or as the control of the goods or services is transferred to a customer. Depending on the terms of the contract and the laws that apply to the contract, control of the goods and services may be transferred over time or at a point in time. Control of the goods and services is transferred over time if the Company’s performance:

(i)	provides all of the benefits received and consumed simultaneously by the customer; or

(ii)	creates and enhances an asset that the customer controls as the Company performs; or

(iii)	does not create an asset with an alternative use to the Company and the Company has an enforceable right to payment for performance completed to date. If control of the goods and services transfers over time, revenue is recognized over the period of the contract by reference to the progress towards complete satisfaction of that performance obligation. Otherwise, revenue is recognized at a point in time when the customer obtains control of the goods and services.

Cloud mining solutions

The Company sells to customers one-stop cloud-mining solutions so that the customer can earn rewards of mining in the form of digital assets by using the purchased hash rate from the Company.

●	Contract with customers: The Company typically posts the formatted Cloud Mining Service Agreement (“Agreement”) on its website. The customers approve the Agreement by clicking on and agreeing to such agreement on the Company’s website before purchasing specific cloud mining services. The Agreement is a framework agreement, and the details of the specific cloud mining services purchased are provided for in the customer’s order submitted, which includes amount of hash rate, service period, unit price of service, payment terms and payment method etc. The order is an integrated part of the contract between the customer and the Company. Both parties are therefore committed to perform their obligations. Pursuant to the Agreement, the rights of the customer include, among others, (a) to choose a mining pool to which the hash calculation services they purchased will be provided; (b) to get the purchased hash calculations provided to the designated mining pool; and (c) to obtain the stably operated hash calculations during the “agreed service period” as stipulated in the order. The rights of the Company include, among others, to (a) receive consideration from the customer (i.e., service fees) in exchange of the cloud mining service provided; (b) unilaterally terminate the Agreement and cease to provide its services without penalty if the use of such services violates the laws and regulations of the customer’s country, or if the customer fails to pay in full or in part of the service fees and (c) if the Company suffers any loss due to the above circumstances, customer shall compensate the Company for all such losses.

●	Identifying performance obligations: The cloud mining service that the Company promises to provide to a customer is to provide specified amount of hash calculations services (“Purchased Hash Rate”) during the agreed service period to a customer by connecting Purchased hash rate to the customer’s account with the designated mining pool and ensuring the Purchased Hash Rate is running stably and continuously during the agreed service period. Management has determined that there is a single performance obligation, such that each promise is not distinct and required to be combined into a single performance obligation.

●	Determining the transaction price: In exchange of promised service, the Company charges customers cloud mining service fees, which are specified in the order agreed by the customer and the Company and calculated by “unit price of cloud mining service fees * amount of Purchased Hash Rate * agreed service period”. The “unit price of cloud mining service fees” is determined based on internal pricing model of the Company and agreed by both parties when the order is placed and fixed during the agreed service period denominated in $. The “amount of Purchased Hash Rate” and “agreed service period” are also fixed as specified in the order before the provision of relevant services. The contract allows for settlement in dollars or in digital assets, which is a non-cash means of settlement. In the event that a customer chooses to settle in digital assets, he/she must pay the dollar equivalent at the then spot rate for the dollar to the digital asset at the moment of settlement. Customers are generally charged an upfront service fee and will pay the remaining service fees by instalments before they are incurred. Upon payment, the cloud mining services fees are recorded as deferred revenue under contract liabilities and recognized to revenue as the performance obligation is fulfilled. The Company offers interest-bearing credit periods to some customers within the agreed service period, which requires BTC as collateral to secure the collection of accounts receivable. See discussion of accounting for “Accounts Receivable” and “Obligation to Return Collateral Digital Assets” above.
●	There is no need to allocate the transaction price since there is a single performance obligation.

●	Satisfaction of a performance obligation and revenue recognition: Initially, the Company deploys miners sourced from its suppliers or miners owned by the Company , and further renders these miners operational and remotely accessible by procuring mining equipment hosting service, including data center rack space, electricity supply, network connectivity, hardware maintenance, and other necessary infrastructure services from the same or other suppliers. The Company then repackages the services of providing hash calculations using these miners and integrates it with other critical services such as performance monitoring, hash rate stabilization, and connection with mining pools. Thus, the Company creates a one-stop mining capability that can be sold in the form of cloud mining services. The Company then sells cloud-mining services to its customers by transferring the control of the sub-divided mining capacities. The Company accounts for the sale of cloud-mining services using the gross method as the Company acts as a principal who procures the right to utilize mining equipment and other infrastructures from various suppliers to provide hash calculations, and repackages and integrates such services with other critical services to form a combined service that is the cloud-mining service, and transfers control of the cloud-mining service to its customers. When the Company delivers the Purchased Hash Rate by providing hash calculations to the mining pool designated by the customer, the control of such Purchased Hash Rate has been transferred to the customer simultaneously. In accordance with the Company’s Agreement with its customers, the Company is not responsible for the output of the mining pool or the act of mining pool operator. In addition, the Company does not have any explicit or implicit repurchase agreement with customers.

The Company transfers control of cloud mining service over time, because the customer simultaneously receives and consumes the benefits provided by the Company’s performance as it performs. Therefore, the Company satisfies its sole performance obligation over time and recognizes revenue over time by measuring the progress toward complete satisfaction of such performance obligation. The Company’s system records the amount of hash calculations and its actual service time period for each order during each month, and the completion progress of each order’s performance obligation can be calculated according to the proportion of the actual service time period to the whole agreed service period.

Cryptocurrency self-mining revenue

The Company has entered into framework agreements, as amended from time to time, with mining pool operators to perform hash calculations for the mining pools. Each party has the unilateral right to terminate the contract at any time without any compensation to the other party for such termination. Therefore, the Company has concluded that the duration of the contract is less than 24 hours and that the contract is continuously renewed throughout the day. The Company has determined that the mining pool operator’s renewal right is not a material right as the terms, conditions, and compensation amounts are at then market rates. Upon contract termination, the mining pool operator (i.e., the customer) is required to pay the Company any amount due that is related to previously satisfied performance obligations.

The Company’s enforceable right to compensation only begins once the Company commences performing hash calculations for the mining pool operators. The Company is entitled to compensation regardless of whether the mining pool operators successfully record a block to the Bitcoin blockchain. Providing a service to perform hash calculations for the pool operators is the only performance obligation in the Company’s arrangements with mining pool operators and is an output of the Company’s ordinary activities.

The Company is entitled to a non-cash consideration at an amount that approximates the total Bitcoins that could have been mined using the hash calculations performed by the Company according to the pool operator’s specification over the 24-hour period ended 23:59:59 UTC, based upon the then current blockchain difficulty. The Bitcoin payout is settled on the following day, on a daily basis. The payout method used by the mining pools in which the Company participated is the Full-Pay-Per-Share (“FPPS”) method. The Company’s total compensation is calculated using the following formula: the sum of the Company’s share of (1) block rewards and (2) transaction fees, less (3) mining pool operating fees.

(1)	Block rewards represent the Company’s share of the total amount of block subsidies that are expected to be generated on the Bitcoin network as a whole based on the following factors determined for the 24-hour period beginning at midnight UTC daily. The block reward earned by the Company is calculated by dividing (a) the total amount of hash calculations the Company provides to the mining pool operator, by (b) the total Bitcoin network’s implied hash calculations (as determined by the Bitcoin network difficulty), multiplied by (c) the total amount of block subsidies that are expected to be generated on the Bitcoin network as a whole. The Company is entitled to its relative share of consideration even if a block is not successfully added to the blockchain by the mining pool.
(2)	Transaction fees represent the Company’s share of the total fees paid by users of the network to execute transactions during the 24-hour period ended 23:59:59 UTC. Under FPPS, the transaction fees paid out by the mining pool operator to the Company is calculated by dividing (a) the total amount of transaction fees that are actually generated on the Bitcoin network as a whole during the 24-hour period beginning at midnight UTC daily, by (b) the total amount of block subsidies that are actually generated on the Bitcoin network as a whole during that 24-hour period, multiplied by (c) the Company’s block rewards earned as calculated in (1) above.

(3)	Mining pool operating fees are charged by the mining pool operator for operating the mining pool as set forth on a rate schedule to the mining pool contract. The mining pool operating fees reduce the total amount of compensation the Company receives and are only incurred to the extent that the Company has generated mining revenue pursuant to the mining pool operators’ payout calculation during the 24-hour period beginning at midnight UTC daily.

The non-cash consideration received in exchange for the Company’s performing hash calculations, including block rewards and transaction fees, is variable because it depends, in part, on the amount of hash calculations the Company performs in accordance with the pool operator’s specifications and the amount of transaction fees of the entire blockchain network for the 24-hour period, beginning at midnight UTC. The mining pool operating fees are also variable because they are calculated as a small fraction of the sum of the block rewards and the transaction fees, in accordance with the agreement with each mining pool operator. The Company is able to estimate the amount of variable consideration related to the block reward component on the date of contract inception because (a) the total amount of hash calculations the Company provides to the mining pool operator, (b) the total Bitcoin network’s implied hash calculations and (c) the total amount of block subsidies that are expected to be generated on the Bitcoin network as a whole are either fixed or can be estimated on the date of contract inception. However, the Company is not able to reliably estimate the amount of variable consideration related to transaction fee component until 23:59:59 UTC on the date of contract inception, because of the uncertainty of the actual amount of transaction fees of the entire blockchain network for that day. The mining pool operators will confirm the considerations for the 24 hours, including the block rewards, the transaction fees, and the mining pool operating fees at 23:59:59 UTC each day.

For each contract, the Company measures the non-cash consideration using the average of daily quoted U.S. dollar spot rate of Bitcoin on the date of contract inception. For each contract, the Company recognizes the non-cash consideration on the same day that control of the contracted service transfers to the mining pool operator, which is the same day as the contract inception.

Sale of mining equipment

The Company sells mining equipment to customers. Before the Company receives orders from customers, the Company signs a purchase agreement with suppliers and places purchase orders to the suppliers. The mining equipment is usually delivered to the Company one month after the purchase orders are presented to the suppliers. Upon taking control of the mining equipment, title also passes to the Company. The Company has neither an explicit nor implicit repurchase right or obligation for the sold mining equipment. If mining equipment purchased from the suppliers remains unsold, the mining equipment is non-returnable and kept in inventory. Since there is no guarantee of any sales orders, the Company takes inventory risk before mining equipment is sold to customers. Management believes there is a single performance obligation related to the sale of mining equipment. Revenue for mining equipment sales is recognized at a point of time when the control of the mining machine is transferred from the Company to the customer, evidenced by documentation of delivery and customer acceptance. The Company may receive payments prior to delivery of the mining equipment and records funds received as contract liabilities, or the Company may receive payment for the mining equipment within thirty days of delivery of the mining equipment. Deferred revenue is recognized as revenue upon delivery.

Hosting services

●	Contract with customers: Pursuant to the “Miner Hosting Service Contract” (“Hosting Contract”) agreed by the Company and the customers, the Company will provide hosting services to the customers, who shall confirm they are entitled to the ownership of the hosted mining equipment (“Miners”). When the Miners are hosted, the customers retain the right to ownership of the hosted Miners and are entitled to all the rights and benefits derived outputs generated by the hosted Miners. The Hosting Contract may be terminated by the customer without penalty if the customer applies for termination of hosting service 30 days in advance, or if the deployment and the start date of operation of the hosted service is delayed over ten days. The Hosting Contract may be terminated by the Company without penalty in several circumstances as agreed in the contract. If the hosting services are terminated, the customers have the right to either entrust the Company to sell the mining equipment at the market price on their behalf, or the customers can physically retake possession of the equipment and any logistics costs incurred in retaking the equipment shall be borne by the customers.

●	Identifying performance obligations: According to the Hosting Contract, the customer entrusts the Company to deploy, operate and manage the customer’s Miners. The hosting services include electricity supply, network supply, maintaining a suitable environment and safeguarding the hosted Miners, providing tools to the customers to monitor and timely verify the operation status of the hosted Miners, performing site visit and inspection on facilities, proposing optimization plans for the operational stability of the hosted Miner and working with the mining facility for implementation. Since the performance obligations are satisfied over time and the same method (consumption method) is used to measure the Company’s progress toward complete satisfaction of the performance obligation, the above activities are a series of distinct services that have the same pattern of transferring to the customer.

●	Determining the transaction price: By providing the above services, the Company charges a hosting service fee to the customers on a consumption basis, that is, hosting service fee = power consumption * unit service price. The Company typically receives payment upfront for such services which it records as contract liabilities, or the Company deducts service fees daily from the customer’s digital asset deposit in accordance with the Hosting Contract, if applicable.

●	There is no need to allocate the transaction price since there is only one single performance obligation.

●	Satisfaction of a performance obligation and revenue recognition: The Company’s performance obligation related to the hosting service is satisfied over time. The Company recognizes revenue for services that are performed on a consumption basis.

Management has determined that the aforementioned services represent a series of performance obligations that should not be separated and recognized individually, but rather, as a whole over time in accordance with the Hosting Contract entered into by the Company and the customer.

Cost of revenues

The cost of revenues is primarily consistent with the revenue streams. This includes expenses such as lease costs of mining equipment, depreciation expenses of self-owned mining equipment, outsourcing fees, electricity costs, platform technology fees, web service fees, salaries, allocated overhead, and sourcing expenses.

Sales and marketing expenses

Sales and marketing expenses primarily comprise sales commissions, advertising expenses, marketing and promotional expenses, salaries, and share-based compensation for sales and marketing personnel. Advertising expenses specifically include costs related to promoting the corporate image and marketing products. The Company expenses all advertising costs as they are incurred.

General and administrative expenses

General and administrative expenses primarily include salaries, bonuses, share-based compensation and benefits for employees engaged in general corporate functions and those not specifically dedicated to research and development activities. Additionally, these expenses encompass depreciation of fixed assets that are not utilized in research and development activities, legal and other professional services fees, and other general corporate related expenses.

Research and development expenses

Research and development expenses primarily comprise payroll, share-based compensation and related personnel costs, as well as technical service fees associated with the enhancement of the Company’s platform and technical system. These expenses are expensed as they are incurred.

Income taxes

Current income taxes are recorded in accordance with the regulations of the relevant tax jurisdiction. The Company accounts for income taxes under the asset and liability method in accordance with ASC 740, Income Tax, (“ASC 740 - Income Taxes”). Under this method, deferred tax assets and liabilities are recognized for the tax consequences attributable to differences between carrying amounts of existing assets and liabilities in the financial statements and their respective tax basis, and operating loss carry-forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred taxes of a change in tax rates is recognized in the consolidated statements of comprehensive income in the period of change. Valuation allowances are established when necessary to reduce the amount of deferred tax assets if it is considered more likely than not that amount of the deferred tax assets will not be realized.

The Company records liabilities related to uncertain tax positions when, despite the Company’s belief that the Company’s tax return positions are supportable, the Company believes that it is more likely than not that those positions may not be fully sustained upon review by tax authorities. Accrued interest and penalties related to unrecognized tax benefits are classified as income tax expense.

Comprehensive income

The Company applies ASC 220, Comprehensive Income, (“ASC 220”), with respect to reporting and presentation of comprehensive income and its components in a full set of financial statements. Comprehensive income is defined to include all changes in equity of the Company during a period arising from transactions and other events and circumstances except those resulting from investments by shareholders and distributions to shareholders. For the years presented, the Company’s comprehensive income was equal to net income.

Segment reporting

ASC 280, Segment Reporting, (“ASC 280”), establishes standards for companies to report in their financial statements information about operating segments, products, services, geographic areas, and major customers.

Based on the criteria established by ASC 280, the chief operating decision maker (“CODM”) has been identified as the Company’s Chief Executive Officer. The CODM has determined that the Company operates as a single operating segment and uses net income (loss) and operating income (loss) as measures of profit or loss on a consolidated basis when making decisions regarding resource allocation and performance assessment. The Company’s key financial metrics used by the CODM help make key operating decisions, include significant acquisitions and allocation of budget between cost of revenues, sales and marketing, general and administrative and research and development expenses.

Information regarding the Company’s net income (loss) and operating income (loss) is disclosed in the Consolidated Statements of Comprehensive Income. Segment expenses and other items are reviewed by the CODM on the same basis as presented in the Consolidated Statements of Comprehensive Income. The CODM does not separately evaluate performance or allocate resources based on segment assets. As a result, asset information by segment is not presented.

Share-Based Compensation

The Company grants restricted share rewards to employees and non-employees, and accounts for share-based compensation expenses in accordance with ASC 718, Compensation—Stock Compensation.

The fair value of granted shares without a lock-up period is based on the market price of the Company’s ordinary share on the date of each grant. The fair value of granted shares with a lock-up period is based on the discounted market price of the Company’s ordinary share on the date of each grant, which is discounted using Asian-style put option method. The Asian-style model is affected by factors and assumptions, such as the market price of underlying ordinary shares, expected volatility, remaining term of lock-up period, and expected dividend yield.

Share-based compensation expense for the restricted share rewards with only service-based conditions is recognized on a straight-line basis over the requisite service period. The Company accounts for forfeitures as they occur and reverses compensation cost previously recognized in the period the award is forfeited.

Earnings per share

In accordance with ASC Topic 260, Earnings per Share (“ASC 260”), basic earnings per common share is net income divided by the weighted average number of common shares outstanding during the period. ESOP shares are considered outstanding for this calculation unless unearned. All outstanding unvested share-based payment awards that contain rights to nonforfeitable dividends are considered participating securities for this calculation. Diluted earnings per common share includes the dilutive effect of additional potential common shares issuable under stock options. Ordinary share equivalents are excluded from the computation of diluted earnings per share if their effects would be anti-dilutive. There are no dilutive shares outstanding.

Concentration of credit risk

Financial instruments that potentially expose the Company to concentrations of credit risk consist primarily of cash and cash equivalents, digital assets, accounts receivable and other receivables. The Company places cash and cash equivalents with financial institutions with high credit ratings and quality. From time to time, the Company’s cash account balances exceed the balances covered by the Federal Deposit Insurance Corporation (“FDIC”) in the US, or the Singapore Deposit Insurance Corporation Limited (SDIC) in Singapore. The Company has never suffered a loss due to such excess balances. The Company conducts credit evaluations of customers, and generally does not require collateral or other security from its customers. The Company establishes an allowance for expected credit losses primarily based upon various factors surrounding the credit risk of specific customers and general economic conditions, to refer to the current expected credit loss policy.

The Company held for its own account digital assets of approximately $129.94 million and $43.98 million as of December 31, 2024, and 2023, respectively.

Related party transactions

Parties are considered related to the Company if the parties, directly or indirectly, through one or more intermediaries, control, are controlled by, or are under common control with the Company. Related parties also include principal owners of the Company, its management, members of the immediate families of principal owners of the Company and its management and other parties with which the Company may deal if one party controls or can significantly influence the management or operating policies of the other to an extent that one of the transacting parties might be prevented from fully pursuing its own separate interests.

Recent accounting pronouncements

The Company maintains a proactive approach in evaluating the impact of new accounting pronouncements on its financial reporting. Upon identifying potential effects on its financial statements, the Company conducts a thorough analysis to assess the necessary adjustments to its Consolidated Financial Statements. Furthermore, the Company conducts a comprehensive review to understand the implications of the changes and ensures the implementation of appropriate controls to safeguard the accuracy and integrity of its Consolidated Financial Statements.

New and amended standards adopted by the Company:

Accounting Standards Update (ASU) No. 2023-07, Improvements to Reportable Segment Disclosures (Topic 280): Segment Reporting

On November 27, 2023, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2023-07, Improvements to Reportable Segment Disclosures (“ASU 2023-07”). ASU 2023-07 amends ASC 280, Segment Reporting(“ASC 280”) to expand segment disclosures by requiring disclosure of significant segment expenses that are regularly provided to the Company’s chief operating decision maker (“CODM”), the amount and description of other segment items, the title and position of the CODM, and an explanation of how the CODM uses the reported measure(s) of segment profit or loss in assessing segment performance and deciding how to allocate resources. ASU 2023-07 further permits disclosure of more than one measure of segment profit or loss and extends the full disclosure requirements of ASC 280 to companies with single reportable segments. The Company adopted ASU 2023-07 on January 1, 2024, which did not have a material impact on the Consolidated Financial Statements.

Accounting Standards Update (ASU) No. 2023-08, Intangibles - Goodwill and Other- Crypto Assets (Topic 350-60): Accounting for and Disclosure of Crypto Assets

In December 2023, the FASB issued ASU No. 2023-08, Intangibles - Goodwill and Other - Crypto Assets. ASU 2023-08 amends ASC 350, Intangibles – Goodwill and Other, to provide guidance on the accounting for and disclosure of crypto assets and requires that the Company (i) subsequently remeasure crypto assets at fair value in the Consolidated Balance Sheets and record gains and losses from remeasurement in Net income (loss) in the Consolidated Statements of Comprehensive income; (ii) present crypto assets separate from other intangible assets in the Consolidated Balance Sheets; (iii) present the gains and losses from remeasurement of crypto assets separately in the Consolidated Statements of Comprehensive income; and (iv) provide specific disclosures for crypto assets. The new standard is effective for the company for its fiscal year beginning January 1, 2025, with early adoption permitted, and should be applied using a modified retrospective transition method with a cumulative-effect adjustment recorded to the opening balance of retained earnings as of the beginning of the year of adoption. The Company early adopted ASU 2023-08 on January 1, 2024, and recorded a cumulative adjustment to increase the opening balance of retained earnings by $6.44 million as a result of recognizing its digital assets held as of January 1, 2024, at fair value. During the year ended December 31, 2024, the adoption of ASU 2023-08 led to an unrealized gain of $37.60 million due to the bitcoin price increase during the year. No adjustments were made to prior comparative periods.

New Accounting Standards That Have Not Yet Been Adopted:

Accounting Standards Update 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures

In December 2023, the FASB issued ASU 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures. The ASU requires the annual financial statements to include consistent categories and greater disaggregation of information in the rate reconciliation, and income taxes paid disaggregated by jurisdiction. ASU 2023-09 is effective for public business entities for annual periods beginning after December 15, 2024, and interim periods within those annual periods; early adoption is permitted. Adoption is either with a prospective method or a fully retrospective method of transition. The Company plans to adopt ASU 2023-09 for the year beginning on January 1, 2025. The Company is currently evaluating the effect the updated guidance will have on its disclosures.

Accounting Standards Update 2024-03, Comprehensive income (Topic 220): Disaggregation of Income Statement expenses

On November 4, 2024, the FASB issued ASU No. 2024-03, Expense Disaggregation Disclosures (“ASU 2024-03”). ASU 2024-03 amends ASC 220, Comprehensive Income to expand income statement expense disclosures and require disclosure in the notes to the financial statements of specified information about certain costs and expenses. ASU 2024-03 is required to be adopted for fiscal years commencing after December 15, 2026, with early adoption permitted. The Company is currently evaluating the impact of adopting the standard on the Consolidated Financial Statements.